Schedule A
to the
Distribution Plan (12b-1 Plan)

Dated April 12, 2019

Series of ETF Series Solutions	Rule 12b-1 Fee

AlphaClone Alternative Alpha ETF	0.25% of average daily net assets
Vident International Equity Fund	0.25% of average daily net assets
Vident Core U.S. Equity Fund	0.25% of average daily net assets
Deep Value ETF	0.25% of average daily net assets
Vident Core U.S. Bond Strategy ETF	0.25% of average daily net assets
Validea Market Legends ETF	0.25% of average daily net assets
AlphaMark Actively Managed Small Cap ETF	0.25% of average daily net assets
U.S. Global Jets ETF	0.25% of average daily net assets
Loncar Cancer Immunotherapy ETF	0.25% of average daily net assets
AlphaClone International ETF	0.25% of average daily net assets
U.S. Global GO GOLD and Precious Metal Miners ETF	0.25% of average daily net assets
Aptus Behavioral Momentum ETF	0.25% of average daily net assets
Premise Capital Frontier Advantage Diversified Tactical ETF	0.25% of average daily net assets
American Customer Satisfaction ETF	0.25% of average daily net assets
ClearShares OCIO ETF	0.25% of average daily net assets
Brand Value ETF	0.25% of average daily net assets
Reverse Cap Weighted U.S. Large Cap ETF	0.25% of average daily net assets
Aptus Fortified Value ETF	0.25% of average daily net assets
Point Bridge GOP Stock Tracker ETF	0.25% of average daily net assets
Nationwide Risk-Based U.S. Equity ETF	0.25% of average daily net assets
Nationwide Risk-Based International Equity ETF	0.25% of average daily net assets
Nationwide Maximum Diversification U.S. Core Equity ETF	0.25% of average daily net assets
Nationwide Maximum Diversification Emerging Markets Core Equity ETF	0.25% of average daily net assets
Nationwide Maximum Diversification International Core Equity ETF	0.25% of average daily net assets
Change Finance U.S. Large Cap Fossil Fuel Free ETF	0.25% of average daily net assets
AAM S&P 500 High Dividend Value ETF	0.25% of average daily net assets
AAM S&P Emerging Markets High Dividend Value ETF	0.25% of average daily net assets
American Energy Independence ETF	0.25% of average daily net assets
NYSE Pickens Oil Response ETF	0.25% of average daily net assets
Volshares Large Cap ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Dividend Aristocrats Target Income ETF	0.25% of average daily net assets
Cboe Vest US Large Cap Premium Income Fund	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (January) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (February) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (March) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (April) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (May) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (June) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (July) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (August) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (September) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (October) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (November) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Buffer Protect Strategy (December) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (January) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (February) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (March) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (April) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (May) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (June) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (July) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (August) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (September) ETF	0.25% of average daily net assets

Series of ETF Series Solutions	Rule 12b-1 Fee

Cboe Vest S&P 500 Enhanced Growth (October) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (November) ETF	0.25% of average daily net assets
Cboe Vest S&P 500 Enhanced Growth (December) ETF	0.25% of average daily net assets
LHA Market State U.S. Tactical ETF	0.25% of average daily net assets
Salt High truBetaTM US Market ETF	0.25% of average daily net assets
PPTY – U.S. Diversified Real Estate ETF	0.25% of average daily net assets
AI Powered International Equity ETF	0.25% of average daily net assets
Opus Small Cap Value Plus ETF	0.25% of average daily net assets
Opus International Small/Mid Cap ETF	0.25% of average daily net assets
ClearShares Ultra-Short Maturity ETF	0.25% of average daily net assets
Defiance Future Tech ETF	0.25% of average daily net assets
Defiance Quantum ETF	0.25% of average daily net assets
Defiance Vehicle & Technology Innovators ETF	0.25% of average daily net assets
Aptus Defined Risk ETF	0.25% of average daily net assets
Loncar China BioPharma ETF	0.25% of average daily net assets
Distillate U.S. Fundamental Stability & Value ETF	0.25% of average daily net assets
AAM S&P Developed Markets High Dividend Value ETF	0.25% of average daily net assets
ABR Dynamic Weight ETF	0.25% of average daily net assets
US Vegan Climate ETF	0.25% of average daily net assets
Gadsden Dynamic Growth ETF	0.25% of average daily net assets
Gadsden Dynamic Multi-Asset ETF	0.25% of average daily net assets
The Acquirers Fund	0.25% of average daily net assets
Defiance Next Gen Connectivity ETF	0.25% of average daily net assets
Hoya Capital Housing ETF	0.25% of average daily net assets
RYZZ Managed Futures Strategy Plus ETF	0.25% of average daily net assets
NETLease Corporate Real Estate ETF	0.25% of average daily net assets
Aptus Collared Income Opportunity ETF	0.25% of average daily net assets
The Antifragile Bond Fund	0.25% of average daily net assets
QIND The Q India Equity Leaders ETF	0.25% of average daily net assets

For all services rendered pursuant to the Rule 12b-1 Agreement, we shall pay you the fee shown above calculated as follows:

The above fee as a percentage of the average daily net assets of the Fund (computed on an annual basis) which are owned of record by your firm as nominee for your customers or which are owned by those customers of your firm whose records, as maintained by the Trust or its agent, designate your firm as the customer’s dealer or service provider of record.

We shall make the determination of the net asset value, which determination shall be made in the manner specified in the Fund’s current prospectus, and pay to you, on the basis of such determination, the fee specified above, to the extent permitted under the Plan.